UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 21, 2002

                                 Date of Report
                        (Date of Earliest Event Reported)

                         SALIVA DIAGNOSTIC SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                      000-21284               91-1549305
(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                           3661 HORSEBLOCK RD, SUITE E
                                MEDFORD, NY 11763

                    (Address of principal executive offices)

                                 (212) 937-3801

                         (Registrant's telephone number)

                                 Not Applicable

            (Former Name and Address of Principal Executive Offices)
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ITEM 5. OTHER EVENTS

On May 21,2002, the Company issued a press release announcing that it had terminated discussions with Chembio Diagnostic Systems, Inc. relating to the acquisition by the Company of all of the outstanding shares of Chembio. The press release is attached hereto as exhibit 99.1 and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SALIVA DIAGNOSTIC SYSTEMS, INC.

         Date: 5/21/2002


                                        By: /s/ Leo Ehrlich
                                        ----------------------------------------
                                        Leo Ehrlich
                                        President